UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 16, 2019

MELINTA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35405	45-4440364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 Whippany Road, Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 617-1309

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbols(s)	Name of each exchange of which registered
Common Stock, $0.001 Par Value	MLNT	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
On July 16, 2019, Melinta Therapeutics, Inc. (the “Company”) issued the press release that is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.02 by reference, which press release includes certain preliminary unaudited estimated financial information as of, and for the fiscal quarter ended, June 30, 2019, and provides certain other corporate updates.
The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 8.01	Other Items
On July 16, 2019, the Company also provided the following corporate updates:

•
On July 10, The World Health Organization (WHO) added Vabomere® (meropenem and vaborbactam) to its Essential Medicines List for its ability to target multidrug-resistant infections caused by pathogens deemed a "critical priority" by the WHO, including carbapenem-resistant Enterobacteriaceae.

•
The U.S. Food and Drug Administration (FDA) recently accepted for priority review a supplemental New Drug Application (sNDA) for Baxdela® (delafloxacin) seeking to expand the current indication to include adult patients with community-acquired bacterial pneumonia (CABP); the FDA has assigned a Prescription Drug User Fee Act (PDUFA) action date (proposed review deadline) of October 24, 2019.

•
Sixteen scientific presentations and posters of portfolio and pipeline data have been accepted for presentation at the Infectious Diseases Society of America IDWeek 2019 meeting, being held October 1-6, 2019, in Washington, D.C. and at the American College of Chest Physicians (ACCP) CHEST Meeting, being held October 19-23, 2019, in New Orleans, LA.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release titled “Melinta Therapeutics Announces Preliminary Second Quarter 2019 Financial Results and Provides Corporate Update ”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2019	Melinta Therapeutics, Inc.

	By:	/s/ Peter J. Milligan
Peter J. Milligan
Chief Financial Officer

2842054-LACSR01A - MSW